                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David G. Bedard

does hereby authorize Lisa Proch, and/or, Sarah M. Patterson, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David G. Bedard                                    Dated as of July 16, 2012
       -----------------------------------------------------
       David G. Bedard

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of July 16, 2012
Filed on Form N-6
File Numbers:

333-180757
333-155092
333-148815
333-148816
333-82866
333-93319
333-83057
333-07471
333-88787

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 Mark J. Niland

does hereby authorize Lisa Proch, and/or, Sarah M. Patterson, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Mark J. Niland                                     Dated as of July 16, 2012
       -----------------------------------------------------
       Mark J. Niland

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of July 16, 2012
Filed on Form N-6
File Numbers:

333-180757
333-155092
333-148815
333-148816
333-82866
333-93319
333-83057
333-07471
333-88787

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               David N. Levenson

does hereby authorize Lisa Proch, and/or, Sarah M. Patterson, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    David N. Levenson                                     Dated as of July 16, 2012
       ----------------------------------------------------
       David N. Levenson

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of July 16, 2012
Filed on Form N-6
File Numbers:

333-180757
333-155092
333-148815
333-148816
333-82866
333-93319
333-83057
333-07471
333-88787

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Beth A. Bombara

does hereby authorize Lisa Proch, and/or, Sarah M. Patterson, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Beth A. Bombara                                   Dated as of July 16, 2012
       ----------------------------------------------------
       Beth A. Bombara

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of July 16, 2012
Filed on Form N-6
File Numbers:

333-180757
333-155092
333-148815
333-148816
333-82866
333-93319
333-83057
333-07471
333-88787

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Robert W. Paiano

does hereby authorize Lisa Proch and/or Sarah M. Patterson, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Robert W. Paiano                                   Dated as of July 16, 2012
       -----------------------------------------------------
       Robert W. Paiano

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of July 16, 2012
Filed on Form N-6
File Numbers:

333-180757
333-155092
333-148815
333-148816
333-82866
333-93319
333-83057
333-07471
333-88787